SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of November 22, 2017, among Marina Biotech, Inc., a Delaware corporation (the “Company”), IthenaPharma, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Ithena”), Cequent Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“CPI”), and MDRNA Research, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Research” and, collectively with the Company, Ithena and CPI, the “Grantors” and each, individually, a “Grantor”), and River Charitable Remainder Unit Trust, FBO Isaac Blech, July 20, 1987, Isaac Blech Trustee (the “Purchaser”) under that certain Note Purchase Agreement dated as of the date hereof between the Company and the Purchaser (as it may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Purchase Agreement).

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are parties to the Purchase Agreement, and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Purchaser has agreed to extend a loan to the Grantors through the purchase of one or more notes repayment of which is evidenced by the Note issued pursuant to the Purchase Agreement, and

WHEREAS, in order to induce the Purchaser to enter into the Purchase Agreement and the other Transaction Documents, the Grantors have agreed to execute and deliver to the Purchaser this Agreement and to grant the Purchaser a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note, or if not expressly defined in the Note, then in the Purchase Agreement. Any terms used in this Agreement that are defined in the Code (whether or not capitalized) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Note or the Purchase Agreement; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

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(a) “Account” means an account as that term is defined in the Code.

(b) “Account Debtor” means an account debtor (as that term is defined in the Code).

(c) “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(d) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(e) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f) “Closing Date” has the meaning specified therefor in the Purchase Agreement.

(g) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Purchaser’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(h) “Collateral” has the meaning specified therefor in Section 2; provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

(i) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 8 attached hereto.

(j) “Company” and “Companies” shall mean the Grantors.

(k) “Copyrights” means copyrights and copyright registrations, and also includes (i) the copyright registrations and applications listed on Schedule 2 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all extensions or renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

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(l) “Deposit Account” means a deposit account (as that term is defined in the Code).

(m) “Equipment” means equipment (as that term is defined in the Code).

(n) “Excluded Property” means, collectively, (i) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Grantors which consent has not been obtained as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license, contract or other agreement held by any Grantor to the extent that any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code, (ii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), and (iii) Equipment owned by any Grantor that is subject to a purchase money Lien or capital lease (in each case, to the extent permitted under the Purchase Agreement) if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person which consent has not been obtained other than the Grantors as a condition to the creation of any other Lien on such Equipment; provided, however, Excluded Property shall not include any Collateral described in subsection (i) and (iii) of this subsection (n) to the extent that any such consent or lapse, as applicable, (x) has not been waived or (y) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code, when applicable) or principles of equity; provided, that immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and each such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect. “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property). It is hereby understood, agreed and acknowledged that the patents covering the Company’s DiLA2 delivery system (with respect to which the Company has entered into a binding term sheet for the sale of the Company’s assets relating thereto), and the patents covering the Company’s Smarticles delivery technology (which patents were sold to Novosom Verwaltungs GmbH in September 2017, and which are no longer owned by the Company), are Excluded Property, and thus are not included in the Collateral.

(o) “Event of Default” has the meaning specified therefor in the Purchase Agreement.

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(p) “General Intangibles” means general intangibles (as that term is defined in the Code).

(q) “Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(r) “Grantor” and “Grantors” have the meanings specified therefor in the recitals to this Agreement.

(s) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement of other similar relief.

(t) “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and confidential and proprietary customer lists, and Intellectual Property Licenses.

(u) “Intellectual Property Collateral” means Grantors’ Patents, Trademarks and Copyrights, now owned or hereafter accrued, and all goodwill of the business connected with the use of, and symbolized by, such Trademarks.

(v) “Intellectual Property Licenses” means rights under or interests in any Patent, Trademark, Copyright or other Intellectual Property, including software license agreements with any other party (other than commercial off the shelf software), whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof.

(w) “Intellectual Property Security Agreement” means the Intellectual Property Security Agreement among Grantors and Agent, for the benefit of the Purchaser, dated the date hereof.

(x) “Inventory” means inventory (as that term is defined in the Code).

(y) “Investment Related Property” means investment property (as that term is defined in the Code).

(z) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(aa) “Note” has the meaning specified therefor in the Purchase Agreement.

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(bb) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of any Grantor to the Purchaser under this Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Purchaser as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on, the Note and the loans extended pursuant thereto; (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of the Grantors from time to time under or in connection with this Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

(cc) “Organizational Documents” means, with respect to each Grantor, the documents by which such Grantor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Grantor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(dd) “Patents” means (i) the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all divisions, continuations, continuations-in-part, reissues and extensions thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ee) “Permitted Encumbrances” means (a) liens in favor of the Purchaser to secure the Secured Obligations, (b) liens (i) with respect to the payment of taxes, assessments or other governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar liens, in each case imposed by law and arising in the ordinary course of business, and securing amounts that are not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are maintained on the books of the applicable Grantor in accordance with GAAP and which do not involve, in the reasonable judgment of the Purchaser, any risk of the sale, forfeiture or loss of any of the Collateral, (c) liens existing on the date hereof and set forth on Schedule 9 hereto, (d) liens securing purchase money indebtedness, provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within 30 days after the, acquisition, repair, improvement or construction of, such property financed by such indebtedness and (ii) such liens do not extend to any property of a Grantor other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed by such indebtedness, and (e) licenses entered into in the ordinary course of business.

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(ff) “Person” has the meaning specified therefor in the Purchase Agreement.

(gg) “Proceeds” has the meaning specified therefor in Section 2.

(hh) “Purchase Agreement” has the meaning specified therefor in the recitals to this Agreement.

(ii) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(jj) “Security Interest” has the meaning specified therefor in Section 2.

(kk) “Secured Obligations” means each and all of the following: (a) each and all of the present and future obligations of Grantors now existing or hereafter arising from this Agreement or the other Transaction Documents, and (b) all Obligations of the Grantors, including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(ll) “Secured Party’s Liens” means the Liens granted by the Grantors to Secured Parties under the Transaction Documents.

(mm) “Securities Account” means a securities account (as that term is defined in the Code).

(nn) “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

(oo) “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

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(pp) “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) the registered or applied for trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 5 attached hereto and made a part hereof (as the same may be amended or modified from time to time), (ii) all renewals thereof, (iii) all income, royalties, damage awards and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (iv) the right to sue for past, present and future (A) infringements and dilutions thereof and (B) injury to the goodwill associated therewith, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(qq) “Transaction Documents” means this Agreement, the Purchase Agreement, the Note and the Intellectual Property Security Agreement.

(rr) “URL” means “uniform resource locator,” an internet web address.

2. Guaranty and Grant of Security. (A) Each Grantor, in consideration of the mutual benefits obtained thereby and for other valuable consideration hereby acknowledged, hereby unconditionally guarantees for the benefit of the Purchaser the prompt payment and performance of each and all of the Secured Obligations of the other, without setoff or counterclaim each of which are hereby waived.

(B) Each Grantor hereby unconditionally grants, assigns, and pledges to the Purchaser to secure the Secured Obligations a continuing security interest (herein referred to as the “Security Interest”) in all such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)	all of such Grantor’s Accounts;

(b)	all of such Grantor’s Books;

(c)	all of such Grantor’s Chattel Paper;

(d)	all of such Grantor’s Deposit Accounts;

(e)	all of such Grantor’s Equipment and fixtures;

(f)	all of such Grantor’s General Intangibles, including the Intellectual Property Collateral;

(g)	all of such Grantor’s Inventory;

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(h)	all of such Grantor’s Investment Related Property;

(i)	all of such Grantor’s Negotiable Collateral;

(j)	all of such Grantor’s rights in respect of Supporting Obligations;

(k)	all of such Grantor’s Commercial Tort Claims;

(l) all of such Grantor’s money, cash equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of the Purchaser;

(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or the Purchaser from time to time with respect to any of the Investment Related Property.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Purchaser but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. Grantors Remain Liable; Third Party Licensees. (A) Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Purchaser of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Purchaser shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Purchaser be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or the other Transaction Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the other Transaction Documents.

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(B) The Purchaser acknowledges and agrees that the security interest arising hereunder in any Intellectual Property licensed by a Grantor to a third party in an arms-length transaction shall be subject to the rights of such third party licensee, whether such arms-length transaction is now existing or is entered into following the execution and delivery of this Agreement. Upon the request of a Grantor, the Purchaser shall provide an estoppel to such third party licensee with respect to the foregoing. The Purchaser hereby acknowledges that no security interest or right is granted by any Grantor in property to the extent that such property, including Intellectual Property, is not owned by said Grantor.

5. Representations and Warranties. As of the Closing, each Grantor hereby represents and warrants as follows:

(a) The exact legal name, jurisdiction of incorporation, organization or formation, organizational identification number, if any, and chief executive office of each of the Grantors is set forth on Schedule 1 attached hereto. No Grantor has trade names except as set forth on Schedule 1 attached hereto.

(b) Schedule 6 attached hereto sets forth all Real Property owned or leased by Grantors as of the Closing Date.

(c) As of the Closing Date, no Grantor has any interest in, or title to, any registered Copyrights, material Intellectual Property Licenses or Trademarks except as set forth on Schedules 2, 3 and 5, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Intellectual Property Security Agreement with the United States Copyright Office and filing of the Intellectual Property Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 7 hereto, all action necessary or desirable to protect and perfect the Security Interest in the United States in and to each Grantor’s Patents, Trademarks, Copyrights or Intellectual Property Licenses constituting Collateral has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally. No Grantor has any interest in any Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

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(d) Each Grantor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Grantor of this Agreement have been duly authorized by all necessary action on the part of such Grantor and no further action is required by such Grantor. This Agreement has been duly executed by each Grantor. This Agreement constitutes the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(e) No written claim has been received by any Grantor that any Collateral or any Grantor’s use of any Collateral violates the rights of any third party that has not been resolved to the satisfaction of such Grantor. There has been no adverse decision to any Grantor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to such Grantor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the knowledge of such Grantor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(f) Each Grantor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business (except when temporarily kept at the offices of its attorneys or accountants) and may not relocate such books of account and records or tangible Collateral unless it delivers to the Purchaser at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the Code and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Purchaser, subject to Permitted Encumbrances, a valid, perfected and continuing perfected first priority lien in the Collateral.

(g) The execution, delivery and performance of this Agreement by each Grantor does not (i) violate any of the provisions of the Organizational Documents of any Grantor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Grantor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing such Grantor’s debt or otherwise) or other understanding to which any Grantor is a party or by which any property or asset of any Grantor is bound or affected, except in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. If any, all required consents (including, without limitation, from stockholders or creditors of the Grantor) necessary for the Grantor to enter into and perform its obligations hereunder have been obtained.

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(h) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and the Purchaser, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 6 attached hereto. Upon the making of such filings, the Purchaser shall have, subject to Permitted Encumbrances, a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken (to the extent such action is required under this Agreement).

(i) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement, except those consents, approvals, authorizations or other actions, the failure of which to obtain could not reasonably be expected to cause a material adverse effect to such Grantor, or (ii) for the exercise by the Purchaser of the voting or other rights provided for in this Agreement or any other Transaction Document with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement or any other Transaction Document, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Purchaser for the benefit of the Purchaser that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with the terms hereof :

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, with a value, individually or in the aggregate, in excess of Twenty-Five Thousand Dollars ($25,000), and if and to the extent that perfection or priority of the Purchaser’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within one (1) Business Day) upon the request of the Purchaser, shall execute such other documents and instruments as shall be reasonably requested by the Purchaser or, if applicable, endorse and deliver physical possession of such Collateral to the Purchaser or its representative, together with, if applicable, such undated powers endorsed in blank as shall be reasonably requested by the Purchaser;

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(b) Chattel Paper.

(i) In the event that the Grantors acquire electronic Chattel Paper with a value, individually or in the aggregate, in excess of Twenty-Five Thousand Dollars ($25,000), the applicable Grantor shall promptly (and in any event within two (2) Business Days) notify the Purchaser thereof, and upon the request of the Purchaser, take all steps reasonably necessary to grant the Purchaser control of all such electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Purchase Agreement), promptly upon the request of the Purchaser, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of River Charitable Remainder Unit Trust, FBO Isaac Blech, July 20, 1987, Isaac Blech Trustee”;

(c) Letter-of-Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit with a face value in excess of Twenty-Five Thousand Dollars ($25,000) shall promptly (and in any event within two (2) Business Days after becoming a beneficiary), notify the Purchaser thereof and, thereafter, upon the request by the Purchaser, except with respect to documentary letters of credit received by a Grantor from customers in the ordinary course of business if no Event of Default has occurred and is continuing, take such actions the Purchaser may reasonably request to grant the Purchaser control thereof;

(d) Commercial Tort Claims. Each Grantor shall promptly (and in any event within two (2) Business Days of receipt thereof), notify the Purchaser in writing upon becoming a plaintiff in respect of, or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Purchaser, promptly amend Schedule 8 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give the Purchaser, subject to Permitted Encumbrances, a first priority perfected security interest in any such Commercial Tort Claim;

(e) Government Contracts. If any Account or Chattel Paper, individually or in the aggregate with a value in excess of Twenty-Five Thousand Dollars ($25,000), arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within two (2) Business Days of the creation thereof) notify the Purchaser thereof in writing and execute any instruments or take any steps reasonably required by the Purchaser, to the extent permitted under, and in accordance with, applicable law, in order that all moneys due or to become due under such contract or contracts shall be assigned to the Purchaser, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

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(f) Intellectual Property.

(i) Upon request of the Purchaser, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Purchaser one or more Intellectual Property Security Agreements in form and substance reasonably satisfactory to further evidence the Purchaser’s Liens on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of its business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all awarded damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of such Grantor’s Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of such Grantor’s Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary or economically desirable in the operation of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business; provided, however that any such Copyright shall then be deemed to be included on Schedule 2 hereof;

(iii) Grantors acknowledge and agree that the Purchaser shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(f), Grantors acknowledge and agree that the Purchaser shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Purchaser may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Company and shall be chargeable to the Company;

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(iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Purchaser prompt (and in any event within ten (10) Business Days) written notice thereof. Promptly upon any such filing, each Grantor shall comply with Section 6(f)(i) hereof;

(g) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Investment Related Property after the Closing Date, it shall promptly (and in any event within five (5) Business Days of receipt thereof) take all actions necessary to cause such Investment Related Property to become Collateral hereunder and subject to a lien and security interest in favor of the Purchaser;

(ii) Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of the Purchaser segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to the Purchaser in the exact form received;

(iii) Each Grantor shall promptly deliver to the Purchaser a copy of each notice or other communication received by it in respect of any Investment Related Property;

(iv) Each Grantor agrees that it will cooperate with the Purchaser in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(h) Transfers and Other Liens. Except as otherwise expressly permitted hereby or by the Purchase Agreement, Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Encumbrances. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Purchaser’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents;

(i) Insurance. The Grantors shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof (it being agreed that the insurance policies and amounts maintained by Grantors as of the Closing Date are satisfactory). The Grantors shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Purchaser that (a) the Purchaser will be named as loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Purchaser and such cancellation or change shall not be effective as to the Purchaser for at least thirty (30) days after receipt by the Purchaser of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Purchaser will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be available to the Grantors and applied by the Grantors to the repair and/or replacement of property with respect to which the loss was incurred. If no Event of Default exists and such proceeds exceed $100,000, and in any event after an Event of Default occurs, all proceeds then or thereafter in existence shall be paid to the Purchaser (for application to the Obligations) and, if received by any Grantor, shall be held in trust for the Purchaser and promptly paid over to the Purchaser (for application to the Obligations) unless otherwise directed in writing by the Purchaser.

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(j) Copies. The Grantors shall deliver copies of such policies or the related certificates evidencing that the Purchaser is listed as loss payee on property insurance and as additional insured on liability insurance within 10 days of closing and at the time any new policy of insurance is issued.

(k) Permitted Encumbrances. The Grantors shall not prepay or amend any obligations secured by the Permitted Encumbrances without the prior written consent of the Purchaser.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

(a) Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Purchase Agreement, such provision of the Purchase Agreement shall control.

(b) Note. In the event of any conflict between any provision in this Agreement and a provision in the Note, such provision of the Note shall control.

(c) Intellectual Property Security Agreements. The provisions of any executed Intellectual Property Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Intellectual Property Security Agreements shall limit any of the rights or remedies of the Purchaser hereunder.

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8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Purchaser may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Purchaser to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Subject to Section 8(c), each Grantor authorizes the filing by the Purchaser of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Purchaser such other instruments or notices, as may be necessary or as the Purchaser may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes the Purchaser at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Purchaser, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Purchaser (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Purchaser’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, but only to the extent permitted by such licenses or the licensors thereunder or applicable law, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Purchaser or any of its nominees.

10. Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Purchaser its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Note, to take any action and to execute any instrument which the Purchaser may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

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(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any Supporting Obligations in connection therewith or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Purchaser;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which the Purchaser may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Purchaser with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) the Purchaser shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Purchaser shall commence any such suit, the appropriate Grantor shall, at the request of the Purchaser, do any and all lawful acts and execute any and all proper documents reasonably required by the Purchaser in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Purchaser May Perform. If any of Grantors fails to perform any agreement contained herein, the Purchaser may perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of the Purchaser incurred in connection therewith shall be payable severally by Grantors.

12. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, the Purchaser or its designee may notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Purchaser or that the Purchaser has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Transaction Documents.

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13. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) The Purchaser may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Purchaser without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Purchaser forthwith, assemble all or part of the Collateral as directed by the Purchaser and make it available to the Purchaser at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or other disposition, at any of the Purchaser’s offices or elsewhere, for cash, on credit, and upon such other terms as the Purchaser may deem commercially reasonable. Without limiting the generality of the foregoing, the Purchaser may disclaim any and all representations and warranties in connection with any such sale or other disposition. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Purchaser shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Purchaser may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) The Purchaser is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Purchaser and (ii) such Grantor will not be in default under such license, sublicense or other agreement as a result of such use by the Purchaser) as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Purchaser.

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(c) Any cash held by the Purchaser as Collateral and all cash proceeds received by the Purchaser in respect of any sale of, collection from, or other realization in any manner upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys’ fees) of each of the Purchaser in connection with enforcing its rights under this Agreement and the other Transaction Documents; SECOND, to the payment of all accrued and unpaid fees and interest to the Purchaser on the Note; THIRD to the payment of the outstanding principal amount of the Note; and FOURTH to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction.

14. Remedies Cumulative. Each right, power, and remedy of the Purchaser as provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Purchaser of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Purchaser of any or all such other rights, powers, or remedies.

15. Marshaling. The Purchaser shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Purchaser’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

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16. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify the Purchaser from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction, and subject to any other express limitations set forth in the Transaction Documents. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to the Purchaser all the fees, costs, charges and expenses which the Purchaser may reasonably incur in connection with (i) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (ii) the exercise or enforcement of any of the rights of the Purchaser hereunder or (iii) the failure by any of Grantors to perform or observe any of the provisions hereof.

17. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Purchaser and each of Grantors to which such amendment applies.

18. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Purchaser at its address specified in the Purchase Agreement, and to any of the Grantors at their respective addresses specified in the Purchase Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

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19. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been indefeasibly paid in full or otherwise terminated in accordance with the provisions of the Note and the Purchase Agreement, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Purchaser, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Purchaser may, in accordance with the provisions of the Note and the Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Note and the Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Purchaser herein or otherwise without prior notice or consent to the Grantors. Upon indefeasible payment in full or other termination of the Obligations in accordance with the provisions of the Note and the Purchase Agreement, the Security Interest granted hereby shall automatically terminate and all rights to the Collateral shall automatically revert to Grantors or any other Person entitled thereto. At such time, upon the Grantors reasonable request, the Purchaser shall authorize the filing of appropriate termination statements to terminate such Security Interests and shall execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Grantors may reasonably request, in order to effectuate the foregoing termination of such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement, any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to the Purchaser nor any additional loans made by the Purchaser to the Grantors, or any of them, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by the Purchaser, shall release any of Grantors from any obligation, except a release or discharge executed in writing by the Purchaser in accordance with the provisions of the Note and the Purchase Agreement. The Purchaser shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Purchaser and then only to the extent therein set forth. A waiver by the Purchaser of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Purchaser would otherwise have had on any other occasion.

20. Governing Law.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT IN RESPECT OF SUCH OTHER TRANSACTION DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PURCHASER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PURCHASER AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PURCHASER AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Transaction Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

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(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e) Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written:

MARINA BIOTECH, INC.

By:	/s/ Vuong Trieu
Name:	Vuong Trieu
Title:	Executive Chairman

ITHENA PHARMACEUTICALS, INC.

By:	/s/ Vuong Trieu
Name:	Vuong Trieu
Title:	CFO

CEQUENT PHARMACEUTICALS, INC.

By:	/s/ Vuong Trieu
Name:	Vuong Trieu
Title:	President

MDRNA RESEARCH, INC.

By:	/s/ Vuong Trieu
Name:	Vuong Trieu
Title:	President

RIVER CHARITABLE REMAINDER UNIT
TRUST, F/B/O ISAAC BLECH, JULY 20, 1987,
ISAAC BLECH TRUSTEE

By:	/s/ Isaac Blech
Name:	Isaac Blech
Title:	Trustee

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